UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2020

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Information to be Included in the Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2020, the Officer Nomination and Compensation Committee (the “ONC Committee”) of the Board of Directors (the “Board”) of Modine Manufacturing Company the “Company”) approved (and with respect to Michael B. Lucareli, the Company’s Interim President and Chief Executive Officer and Vice President, Finance and Chief Financial Officer, recommended that the Board approve) certain grants under the Company’s Long-Term Incentive Plan (“LTIP”), including grants to each of the Named Executive Officers (the “NEOs”) currently employed by the Company. The basic structure of these awards is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission on June 23, 2020. However, in light of the impact of the coronavirus pandemic and other changing market conditions, the ONC Committee elected to replace the Performance Stock Award component of the LTIP with Performance Cash Awards, which will settle in cash rather than shares of the Company’s common stock. All other aspects of the LTIP, including the performance metrics and Target payout percentages applicable to each NEO, remain as described in the Proxy Statement. On October 1, 2020, the Board approved the ONC Committee’s recommendation with respect to Mr. Lucareli.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

10.1	Form of Fiscal 2021 Modine Performance Cash Award Agreement

10.2	Form of Fiscal 2021 Modine Incentive Stock Option Award Agreement

10.3	Form of Fiscal 2021 Modine Non-Qualified Stock Option Award Agreement

10.4	Form of Fiscal 2021 Modine Restricted Stock Unit Award Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Sylvia A. Stein
Sylvia A. Stein
Vice President, General Counsel and Corporate Secretary

Date:  October 6, 2020